THIS DOCUMENT IS A COPY OF THE PRELIMINARY PROXY STATEMENT (SCHEDULE
DEF 14A), NOTICE OF MEETING, AND THE FORM OF THE PROXY CARD. IT IS
PRESENTED HEREWITH FOR FILING PURSUANT TO REGULATION 14(a) 6(c) OF THE SECURITIES AND EXCHANGE ACT OF 1934. IN FORM, SUCH MATERIAL WILL BE FURNISHED TO SECURITY HOLDERS OCTOBER 12, 1998 IN CONNECTION WITH THE OCTOBER 27, 1998 SPECIAL MEETING OF SHAREHOLDERS.



































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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[x] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box: [x] Preliminary Proxy Statement
                           [ ] Confidential, For Use of the Commission Only
                               (as Permitted by Rule 14a-6(e)(2))
                           [ ] Definitive Proxy Statement
                           [ ] Definitive Additional Materials
                           [ ] Soliciting Material Pursuant to Rule
                               14a-11(c) or Rule 14a-12

                              LASER CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing: (Check the appropriate bocx)
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11
(1) Title of each class of securities to which transaction applies:_____________
(2) Aggregate number of securities to which transaction applies:________________
(3) Per unit price of other underlying value of transaction computed persuant to Exchange Act Rule O-11
    (Set forth the amount on which the filing fee is calculated and state how it was determined)
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:____________________________
(5) Total fee paid:____________

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:________________
(2) Form, schedule or registration statement no.:_______________________
(3) Filing party:_________________
(4) Date filed:___________________



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                                            LASER CORPORATION

                                 Notice of Special Meeting of Shareholders
                                      to be Held on October 27, 1998


To the Shareholders of Laser Corporation:

        	NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the " Meeting") of Laser Corporation (the "Company") will be held at the offices of the Company, 1832 South 3850 West, Salt Lake City, Utah 84104, on Tuesday,
October 27, 1998 at 8:00 a.m., Mountain Time, to consider and act upon the following matters:

             	(1) To approve the issuance of additional shares of the Company's Common Stock pursuant to a Stock Purchase Agreement dated August 5,
         1998 between the Company and the purchaser referred to therein; and

             	(2) To transact such other business as may properly come before the Meeting, including any adjournments or postponements thereof.

	        Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

        	The close of business on October 8, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

        	It is important that your shares be represented at the Meeting. Each shareholder is urged to sign, date and return the enclosed proxy card which is being solicited on behalf of the Board of Directors.  An envelope addressed to the Company is enclosed for that purpose and needs no postage if mailed in the
United States.

			                                    	By Order of the Board of Directors,



                                    				Rod O. Julander, Secretary

Salt Lake City, UT
October 12, 1998













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                                              PROXY STATEMENT

                                             Laser Corporation


General
-------

         	This Proxy Statement is furnished to the holders of common stock, par value $.05 per share ("Common Stock"), of Laser Corporation, a Utah corporation
(the "Company") in connection with the solicitation by and on behalf of its
Board of Directors of proxies ("Proxy" or "Proxies") for use at a Special
Meeting of Shareholders (the "Meeting") to be held on Tuesday, October 27, 1998, at 8:00 a.m., Mountain Time, at the offices of the Company, 1832 South 3850
West, Salt Lake City, Utah 84104 and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of a Special Meeting of
Shareholders.  The cost of preparing, assembling and mailing the Notice of a
Special Meeting of Shareholders, this Proxy Statement and Proxies is to be borne by the Company.  The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares.  In addition to the use of the mails, Proxies may be solicited  without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview.  The approximate mailing date of this Proxy
Statement is October 12, 1998.  Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted in favor of the proposal set forth in the accompanying Notice of Special Meeting of Shareholders and described below.

        	A Proxy may be revoked by a shareholder at any time before its exercise by filing with the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person.  Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

        	The close of business on October 8, 1998 has been fixed by the Board of
Directors as the record date ("Record  Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof.  As of the Record Date, there were 865,799 shares of Common
Stock outstanding.  Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting.

        	A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business.
Proxies submitted which contain abstentions or broker nonvotes will be deemed












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present at the Meeting for determining the presence of a quorum but are not counted in the tabulation of the votes cast on the Proposal. Thus, an abstention from voting or a Proxy in which no direction is specified by a broker will have the same effect as a vote "against" the matter, even though the shareholder may interpret such action differently.


Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

        	The following table sets forth information as of September 10, 1998, as to each person who owns of record, or is known to the Company, to own beneficially, more than 5% of any class of voting securities of the Company.



              Security Ownership of Certain Beneficial Owners
              -----------------------------------------------

                                                Amount &
                                                Nature of     Percent
   Title             Name/Address              Beneficial       of
  of Class         Beneficial Owner           Ownership(1)    Class(2)
 ----------     -------------------------    --------------  ----------
                                                [C]            [C]
   Common       Dr. William H. McMahan(3)        192,619        20.2
                3959 West 1820 South
                Salt Lake City, UT  84104

   Common       Paula F. Julander(4)              83,750         8.8
                1467 Penrose Drive
                Salt Lake City, UT  84103

   Common       Carl M. Fireman(5)                52,500         5.5
                2967 Roundtree Drive
                Troy, MI 48083

   (1) Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

   (2)	    Unless otherwise noted, based upon 951,549 shares
           (including shares subject to options that are exercisable within 60 days) outstanding as of September 10, 1998.

   (3)    	Based upon information included on a Form 4 filed
           by Dr. McMahan, former Chairman and President of the Company, with the Securities and Exchange Commission ("SEC") on January 15, 1990. The Company has not received any amendments to this Form 4. Includes 22,080 shares held by Linda R. McMahan, Dr. McMahan's spouse.



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   (4)    	Based upon information provided by Ms. Julander
           on a SEC Form 144 dated December 11, 1997.

   (5)    	Based upon information included in a Schedule 13D
           filed with the SEC on August 27, 1997.


Security Ownership of Management
--------------------------------

        	The following table sets forth certain information as of September 10, 1998, regarding the ownership of each class of equity securities of the Company by each director of the Company and by all executive officers and directors as a group.




                      Security Ownership of Management
                      --------------------------------
                                                Amount &
                                               Nature of      Percent
   Title             Name/Address              Beneficial        of
  of Class         Beneficial Owner            Ownership(1)    Class
 ----------     ---------------------------   -------------- ---------
                                               [C]            [C]
   Common       B. Joyce Wickham                 25,500         2.7
   Common       Rod O. Julander                 110,750(2)     11.6
   Common       Mark L. Ballard                  22,774         2.4
   Common       Elizabeth A. Whitsett             -0-            *
                                                -------       -----
   Common       All Executive                   159,054        16.7
                Officers and
                Directors as a Group
                (4 persons)

   (1) Except as otherwise indicated, all shares listed include shares subject to options that officers and directors have the right to exercise within 60 days and are directly owned with voting and investment power held by the person named.

   (2)    	Includes 83,750 shares owned by Paula F. Julander, his wife, as to which Dr. Julander disclaims beneficial ownership.












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Changes in Control
------------------

        	The Company is unaware of any arrangement which may at a subsequent date result in any change of control of the Company other than the issue of the stock hereunder which will give the purchaser described below control of approximately 37.6% of the issued and outstanding shares of Common Stock of the
Company.


                                      PROPOSAL 1

                 Approval of the Issuance of Additional Shares of the
                         Company's Common Stock Pursuant to a
                               Stock Purchase Agreement

General
-------

        	On August 5, 1998, (the "Subscription Date"), the Company entered into a Stock Purchase Agreement (the "Agreement") with Reinhardt Thyzel (the "Purchaser"), pursuant to which Mr. Thyzel agreed to purchase 521,739 shares of Common Stock of the Company for an aggregate purchase price of Six Hundred Thousand Dollars ($600,000) or $1.15 per share.

        	The Company intends to use the proceeds from the sale of the securities for working capital, general corporate purposes and for the expenses associated with the preparation and negotiation of the Agreement.

        	The Shares were sold at an initial price of $1.15 per share (the"Closing Price"), which was a 20% discount from the closing bid price of the common stock on August 3, 1998. None of the shares to be purchased have been issued, as such issuance is conditioned upon the approval contemplated herein. See, "Reason for Shareholder Approval."

        	In light of the rules of the National Association of Securities Dealers, the Company will not be able to issue 20% or more of the outstanding shares of Common Stock unless this proposal is approved by the shareholders of the Company. See, "Reason for Shareholder Approval." If shareholder approval of the proposed issuance is not obtained, Mr. Thyzel is not required to purchase the shares.


Reasons for the Issuance of the Stock
-------------------------------------

         	In May 1998, the Company was notified that it failed to meet the net tangible assets requirement as set forth in NASD Marketplace Rule 4310(c)(2).







                                        4
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As of March 31, 1998, the Company's net tangible assets were below $2,000,000.
This deficiency resulted from net losses experienced by the Company which totaled $268,534, $254,608, and $688,024 for the three month period ended March 31, 1998, the year ended December 31, 1997 and the year ended December 31, 1996, respectively. The Company continues to meet all of the other requirements necessary for listing on NASDAQ. The Company believes that its listing on the NASDAQ SmallCap Market is important for the Company and its shareholders. This listing provides a market for shareholders and increases the number of financing sources available to the Company for additional capital infusions. The Company believes the purchase of the shares by Mr. Thyzel will permit the Company to remain listed on the NASDAQ SmallCap Market.

         	In addition, Mr. Thyzel is an European medical devices developer, who the Company believes will expand the Company's product sales and assist in strengthening the Company's sales of medical laser devices.  The Company and
Mr. Thyzel have had an established business relationship for a number of years.
The Company believes that Mr. Thyzel's purchase of the shares strengthens this relationship.  The infusion of capital will also allow the Company to continue to test and market new medical laser systems.  In addition, the capital will permit the Company to expand its marketing of all of its products worldwide.
The Agreement also provides that Mr. Thyzel can select a nominee to serve on the
Company's Board of Directors.  The Company believes that Mr. Thyzel's input through the director will assist the Company in its growth and development.


Reason for Shareholder Approval
-------------------------------

        	Under the rules of the National Association of Securities Dealers, issuers whose securities are listed on the NASDAQ SmallCap Market, where the Company's Common Stock is listed, are required to obtain shareholder approval, prior to the issuance of securities, in the following limited circumstances, in connection with a transaction other than a public offering involving: (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the Company equals 20 percent or more of common stock or 20 percent or more of the voting power outstanding before the issuance; or (ii) the sale or issuance by the Company of common stock (or securities convertible into or exercisable to purchase common stock) equal to 20 percent or more of the common stock or 20 percent or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.













                                        5
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        	As of August 5, 1998 there were 865,799 shares of Common Stock outstanding. Based on such amount of shares outstanding, the Company would have been able to issue 173,159 shares of Common Stock without shareholder approval.


Vote Required
-------------

        	A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Meeting and entitled to vote at the Meeting, is required to approve the issuance of securities pursuant to the Private Placement.  Proxies which contain no direction will be voted FOR the proposal.  Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting for determining the presence of a quorum but are not counted in the tabulation of the votes cast on the Proposal.  Thus, an abstention from voting or a Proxy in which no direction is specified by a broker will have the same effect as a vote
"against" the matter, even though the shareholder may interpret such action differently.


    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
                                                       ---



                                    MISCELLANEOUS

Shareholder Proposals
---------------------

         	If a shareholder intends to present a proposal at the Company's 1999
Annual Meeting of Shareholders and wants that proposal to be included in the
Company's Proxy Statement and form of proxy for that meeting, the proposal must be received at the Company's principal executive offices not later than December
15, 1998.  As to any proposal that a shareholder intends to present to shareholders without including it in the Company's proxy statement for the
Company's 1999 Annual Meeting of Shareholders, the proxies named in Management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed not later than March 15, 1999.  Even if proper notice is received on or prior to March 15, 1999, the proxies named in  Management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making










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the proposal solicits proxies with respect to the proposal to the degree required by Rule 14a-4(c)(2) of the Securities Exchange Act of 1934, as amended.



Other Matters
-------------

        	Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others.  If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.


Proxies
-------

        	All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.



                        			             By Order of the Board of Directors,



                        			             Rod O. Julander, Secretary


October 12, 1998























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                                   LASER CORPORATION
                            SPECIAL MEETING OF SHAREHOLDERS
                                   OCTOBER 27, 1998


              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints B. Joyce Wickham and Rod O. Julander and each of them (acting jointly or, if one be present, then by that one alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned or with respect to which the undersigned is entitled to vote and act on October 8, 1998 at a Special Meeting of Shareholders to be held at the Company's corporate offices at 1832 South 3850 West, Salt Lake City, Utah, on Tuesday, October 27, 1998 at 8:00 a.m., local time, or at any adjournment thereof, and especially to vote as follows:


1. To approve the issuance of additional shares of the Company's Common Stock Pursuant to a Stock Purchase Agreement dated August 5, 1998 between the Company and the purchaser referred to in the accompanying Proxy Statement.

          FOR                    AGAINST                 ABSTAIN


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO ISSUE ADDITIONAL SHARES PURSUANT TO THE STOCK PURCHASE AGREEMENT.

PLEASE SIGN AND DATE THIS PROXY WHERE SHOWN BELOW AND RETURN IT PROMPTLY:

                                          Date:___________________________,1998

                                          Signed:______________________________

                                          _____________________________________

     (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.)

No Postage Is Required If This Proxy Is Returned In The Enclosed Envelope And Mailed In The United States.




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